Epiphany FFV Global Ecologic Fund

Class A Shares EPEAX

Class C Shares EPECX

Class N Shares EPENX

SUMMARY PROSPECTUS

March 1, 2014

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 1, 2014, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.epiphanyfunds.com/funddocuments.  You can also obtain these documents at no cost by calling 1-800-320-2185 or by sending an email request to info@epiphanyfunds.com.

FUND SUMMARY

Investment Objective

The Epiphany FFV Global Ecologic Fund seeks long term growth of capital.

Fees and Expenses

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Epiphany Funds.  More information about these and other discounts is available from your financial professional and in the "Investing with Epiphany" section of the Fund's prospectus and in the "Sales Charges" section of the Fund's Statement of Additional Information.

Shareholder fees (paid directly from your investment):

	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the offering price at time of purchase or the net asset value at the time of redemption)	None	1.00%	None
Maximum Sales Charge (Load) on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of the amount redeemed, if redeemed within 60 days of purchase)	2.00%	2.00%	2.00%
Fee for Redemptions Paid by Wire Transfer	$10	$10	$10

Annual Fund Operating Expenses (expenses deducted from Fund assets):

	Epiphany FFV Global Ecologic Fund
	Class A	Class C	Class N
Management Fees	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%
Other Expenses	23.21%	43.70%	17.80%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	24.27%	45.51%	18.86%
Fee Waiver and Reimbursement (2)	(22.76%)	(43.25%)	(17.35)%
Total Annual Fund Operating Expenses (after Fee Waiver and Expense Reimbursement)	1.51%	2.26%	1.51%

1)

Acquired Fund Fees and Expenses are the pro rata portion of the cumulative expenses charged by underlying funds in which the Fund invests. The Fund allocates uninvested cash to a money market fund.

2)

The Adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Operating Expenses, excluding brokerage fees and commissions; borrowing costs, such as interest; taxes; indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses to 1.50% of the average daily net assets for Class A shares, 2.25% of the average daily net assets for Class C shares, and 1.50% of the average daily net assets of Class N shares through February 28, 2015. The Board of Trustees may terminate the fee waiver and expense reimbursement agreement upon 60 days’ notice to shareholders.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as described in the Fees and Expenses table.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Epiphany FFV Global Ecologic Fund – Class A	$646	$4,543
Epiphany FFV Global Ecologic Fund - Class C	$229	$6,176
Epiphany FFV Global Ecologic Fund - Class N	$151	$3,535

The Example does not reflect any sales charges on reinvested dividends and distributions. If any sales charges were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund portfolio turnover rate was 41%.

Principal Investment Strategy

The Epiphany FFV Global Ecologic Fund seeks to achieve its investment objective by investing in equity securities of companies located anywhere in the world, including common stocks and dividend-paying preferred stocks.  The Fund invests in established U.S. and multinational companies, including American Depository Receipts (“ADRs”).  The Fund will invest, under normal market conditions, in at least three different countries, and invest at least 40% of the Fund’s assets in securities of companies domiciled outside of the U.S.

Under normal circumstances, the Fund seeks to encourage environmentally responsible business practices and a cleaner environment by investing substantially all, and in any case, no less than 80%, of its assets in environmentally responsible and sustainable companies.  These are defined as companies that provide goods or services that the Sub-Adviser has determined maintain the ecologic health and viability of the Earth and its human inhabitants or remediate negative ecologic impacts.  Such companies include those providing for the production and distribution of organic food and products, low carbon transportation (rail/bicycles), metals recycling, demand side energy efficiency, smart grid, renewable energy, pollution control, bioremediation, water efficiency, provision, remediation and energy storage.  The Fund invests in approximately 50 equity securities.  The Fund does not invest more than 5% of the total value of the Fund in pure play renewable energy.  The Fund may invest in companies of all sizes, and, under normal circumstances, at least 80% of the Fund’s assets will be in companies with at least $250 million market capitalization.  The companies also must pass the FFV Scorecard, an exclusionary screening tool used by Trinity Fiduciary Partners, LLC (the “Adviser”).  FFV refers to Faith and Family Values and represents the underlying theme of the social and moral screening.

Principal Risks

As with any investment in a mutual fund, investing in the Fund involves risk.  Therefore, it is possible to lose all or a portion of your investment in the Fund.  The following principal risks can affect the value of your investment:

Stock Market Risk.  The value of the Fund’s investments will fluctuate as markets fluctuate and could decline over short or long-term periods.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

Moral Investing Risk.  The Adviser invests in equity securities only if they meet both the Fund’s investment and moral requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations.

Foreign Company and Emerging Markets Risk.  Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities.  Risks include currency exchange rates between foreign currencies and the U.S. dollar.  The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.  Lack of transparency or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs and delays in settlement also increase risk.  Brokerage commissions and other fees may be higher for foreign securities.  Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies.  These risks can increase the potential for losses in the Fund and affect its share price.

Concentration Risk.  Under normal market conditions, at least 80% of the Fund’s total assets will be invested in companies it believes promote environmental responsibility and sustainability.  While the such companies may exist across several different industries or sectors, to the extent these environmentally responsible or sustainable companies are viewed unfavorably by the market, or if industries where there exist environmentally responsible or sustainable companies, suffer a downturn, it may have a larger impact on the Fund than on a fund that does not concentrate its investments in these types of companies.

Environmentally and Socially Responsible Investing Risk.  The Fund’s environmental, social, moral and governance criteria limit the available investments compared to funds with no such criteria.  Under certain economic conditions, this could cause the Fund’s investment performance to be worse or better than similar funds with no such criteria.

Preferred Security Risk.  Preferred securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments.  Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default.  Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled.

Portfolio Selection Risk.  Securities selected by the portfolio managers may not perform to expectations or may decline in value or not increase in value when the stock market in general is rising.  This could result in the Fund’s underperformance compared to other funds.

New Technology Risk.  The Fund may consider investments in new technologies intended to produce a clean and sustainable environment.  New technologies may not be cost effective, and the portfolio managers may select a new technology that is not successful.  It is also possible that interest in achieving a clean and sustainable environment may diminish.  The potential advantages of new technologies may be slow in both development and recognition.

Political Risk.  Investments in companies with ecological and environmental products are subject to political priorities and changing government regulations and subsidies that may impact the value of their securities.  There are also risks associated with a failure to enforce environmental law.  For example, if the government reduces environmental regulation or its enforcement, companies that produce products designed to provide a clean environment, and in which the Fund invests, are less likely to prosper.

Large Cap Company Risk.  Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Risk.  Investing in securities of small and medium-sized companies may involve greater volatility than investing in larger, more established companies.

New Fund Risk.  The Fund has a limited history of operations for investors to evaluate.

Investment Style Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Derivatives Risk. The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives.  The value of derivatives may be volatile and that volatility may be exacerbated by the use of leverage, which is common for derivative strategies.  Derivatives may be illiquid.  The Fund may not be able to enter into, or terminate, a derivatives position when desired.  Derivatives are also subject to mispricing and improper valuation, and may increase the taxes payable by shareholders.

Performance

Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus, and such information will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years (as applicable) compare to those of a broad measure of market performance.

The Investment Adviser and Sub-Adviser

The Fund’s investment adviser (the “Adviser”) is Trinity Fiduciary Partners, LLC (“Trinity”).  Ecologic Advisors, Inc. (“Ecologic”) is the Fund’s investment sub-adviser (“Sub-Adviser”).

Portfolio Managers

The Fund’s portfolio managers are Frank J. Morris, Principal of Ecologic Advisors, Inc., Samuel J. Saladino III, CEO and founder of Trinity Fiduciary Partners, LLC, and Nancy P. Benson, President of Trinity Fiduciary Partners, LLC.  Mr. Saladino and Mr, Morris have managed the Fund since its inception in 2013.  Ms. Benson has served as portfolio manager of the Fund since 2014.

Purchase and Sale of Fund Shares

The minimum investment for all share classes is $1,000, with minimum subsequent investments of $250.You may make automatic monthly investments ($100 minimum per purchase) in the Fund from your bank or savings account with no required minimum investment.

You may buy (purchase) and/or sell (redeem) your shares by mail by sending your request to:

Epiphany Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

You may also redeem your shares by calling the transfer agent at 1-800-320-2185.

Taxes

The Fund’s distributions are typically taxed as capital gains.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. For these accounts, taxes are typically paid when funds are withdrawn from the account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.